AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT
                                 --------------

         This Amendment No. 1 (the "Amendment"), dated as of October 15, 2001, to Loan Agreement ("Loan Agreement"), dated as of September 14, 2001, between SpaceLogix, Inc., a Delaware corporation having its principal place of business at 500 Fifth Avenue, New York, NY 10176 (the "Lender") and Vizacom Inc., a Delaware corporation having its principal place of business at 3512 Veterans Memorial Highway, Bohemia, New York 11716 ("Borrower" and together with Lender, the "Parties").

                                   WITNESSETH
                                   ----------

         WHEREAS, the Parties desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

         Section 1.  AMENDMENT
                     ---------

         1.1 Section 4.1 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

         "4.1     EVENTS OF DEFAULT.  An "Event of Default" shall exist if any one or more of the following shall occur:

                      (a) failure by Borrower to pay the principal or
             interest of the Note or any installment thereof when due, whether on the date fixed for payment or by acceleration or otherwise; provided, however, that failure to pay any principal or interest when due shall not be an Event of Default if such overdue payment is paid within ten business days of such due date; or

                      (b) if  Borrower or any other authorized person or entity
             shall take any action to effect a dissolution, liquidation or winding up of Borrower; or

                      (c) if Borrower shall make a general assignment for
             the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Borrower shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution,


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             administration, a voluntary arrangement, or other relief with respect to it or its debts; or

                      (d) there shall be commenced against Borrower any
             action or proceeding of the nature referred to in paragraph
             (c) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Borrower, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days; or

                      (e) Borrower enters into an agreement to acquire a
             business other than SpaceLogix without the consent of SpaceLogix."

         1.2 The Parties shall execute and deliver (i) the Amendment No. 1 to Security Agreement, dated the date hereof, attached as Exhibit A hereto, and
(ii) the Promissory Note attached hereto as Exhibit B (which shall be exchanged for the outstanding Promissory Note, dated September 17, 2001, issued by Borrower to Lender).

         Section 2.  MISCELLANEOUS
                     -------------

         2.1 CONSTRUCTION. This Amendment and all instruments or agreements delivered hereunder shall be governed by and construed in accordance with the laws of the State of New York, excluding therefrom any principles of conflicts of laws. If any of the provisions of this Amendment shall be or become illegal or unenforceable under any law, the other provisions shall remain in full force and effect.

         2.2 COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                        Borrower:

                                        VIZACOM INC.


                                        By:        /s/ Alan Schoenbart
                                           -------------------------------
                                           Name:  Alan Schoenbart
                                           Title: CFO



                                        Lender:

                                        SPACELOGIX, INC.


                                        By:      /s/ Mark Barbera
                                           -------------------------------
                                           Name:  Mark Barbera
                                           Title: CFO


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                                    Exhibits
                                    --------

Exhibit A     Form of Amendment No. 1 to Security Agreement
Exhibit B     Form of Promissory Note